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                 FIRST AMENDMENT TO THE COOPER COMPANIES, INC.
             1988 LONG TERM INCENTIVE PLAN AS AMENDED AND RESTATED


        WHEREAS, the Board of Directors approved and adopted and The Cooper Companies, Inc. 1988 Long Term Incentive Plan (the "1988 Plan"), effective September 15, 1988, and amended the 1988 Plan on April 26, 1990 and February 12, 1991 and amended and restated the 1988 Plan on January 16, 1996 (together, the "Restated Plan").

        WHEREAS, as permitted by Section 13 of the Restated Plan, this First Amendment to the Restated Plan was approved by a resolution of the Board of Directors of the Company on September 9, 1996, effective immediately. This First Amendment, together with Restated Plan, constitutes the entire 1988 Long Term Incentive Plan as amended to date.

        NOW, THEREFORE, the Restated Plan is amended as set forth herein.

               Section 1(e). of the Restated Plan is hereby amended to read in its entirety as follows:

               (e) "Committee" shall mean the Board or, if, after September 9, 1996, the Board delegates its power and authority to administer this Plan to a committee of the Board described in this Section 2 of the Plan, such committee.

               The first unnumbered paragraph of Section 2 of the Restated Plan is hereby amended to read in its entirety as follows:

               The Plan shall be administered by the Board or, if, after September 9, 1996, the Board delegates its power and authority to administer this Plan to a committee of the Board, such committee. Any such committee shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. If the Board delegates its power and authority to administer this Plan to a committee, the members of such committee shall serve at the pleasure of the Board, such committee members may resign at any time by delivering written notice to the Board and vacancies in the committee may be filled by the Board.

               Executed at Pleasanton, California, this 10th day of October,
        1996.


                                            By:    /s/  Robert S. Weiss
                                                   ------------------------
                                                   Robert S. Weiss
                                                   Executive Vice President

                                            By:    /s/  Carol R. Kaufman
                                                   ------------------------
                                                   Carol R. Kaufman
                                                   Secretary





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